SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K/A

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 1997


Commission File Number:  0-7914

BASIC EARTH SCIENCE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware                                     84-0592823
(State or other jurisdiction                 (I.R.S. Employer
of incorporation or organization)            Identification Number)

633 Seventeenth St., Suite 1670
Denver, Colorado  80202
(Address of principal executive offices)

(303) 294-9525
(Registrant telephone including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                         Yes (    X    )      No (         )

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practical date.

                              Common Stock: 16,580,487
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                           INFORMATION INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant

(a) Replacement of Former Independent Accountant

Effective April 26, 1997, the Registrant reported on Form 8-K that during the period commencing from the fiscal year ended March 31, 1994 through the fiscal year ended March 31, 1996 there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. This Form 8-K/A amends and supplements that prior report by extending that period to include the period subsequent to March 31, 1996 up to and including April 26, 1997, the effective date of the replacement of Arthur Andersen LLP.

This Form 8-K/A also amends and supplements that prior report by providing, as an exhibit, the required letter from Arthur Andersen LLP responding to its agreement or disagreement with the disclosures applicable to the Registrant's change of certifying accountant.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

Exhibit No.         Document
--------------      -------------
16                  Letter Re: Change in Certifying Accountant

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              BASIC EARTH SCIENCE SYSTEMS, INC.



Date:     May 7, 1997              By:  /s/ Ray Singleton
          -----------                   -----------------
                                        Ray Singleton, President